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                                                                   EXHIBIT 23


                   Consent of Independent Public Accountants






     As independent public accountants, we hereby consent to the incorporation by reference of our reports dated February 11, 2000 and to all references to our firm, included in this Form 10-K, into the Company's previously filed Registration Statement Files Nos. 33-63523, 33-64628, 33-59938, 33-64741,
33-66780, 33-65604, 333-62435 and 333-38847.


                                        ARTHUR ANDERSEN LLP


Atlanta, Georgia
March 29, 2000